Exhibit 10.1

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED
$250,000,000 ASSET-BASED LOAN CREDIT AGREEMENT AND
FIRST AMENDMENT TO AMENDED AND RESTATED SECURITY AGREEMENT
This First Amendment to Second Amended and Restated $250,000,000 Asset-Based Loan Credit Agreement and First Amendment to Amended and Restated Security Agreement (this “Amendment”) is made as of this 24th day of May, 2019, by and among:
EXPRESS HOLDING, LLC, a Delaware limited liability company (the “Parent”),

EXPRESS, LLC, a Delaware limited liability company (the “Borrower”),

the Subsidiary Guarantors,

the Lenders, the Issuing Bank, and the Swing Line Bank,

WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“WFB”), as administrative agent for the Lender Parties (in such capacity, the “Administrative Agent”), and

WFB, as collateral agent for the Secured Parties (in such capacity, the “Collateral Agent”, and together with the Administrative Agent, collectively, the “Agents”),

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.
W I T N E S S E T H :

WHEREAS, the Parent, the Borrower, the Lenders party thereto, and the Agents, among others, have entered into a Second Amended and Restated $250,000,000 Asset-Based Loan Credit Agreement dated as of May 20, 2015 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”);
WHEREAS, the Parent, the Borrower and the other Loan Parties have entered into an Amended and Restated Security Agreement dated as of May 20, 2015 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Security Agreement”);
WHEREAS, the parties to the Credit Agreement and the Security Agreement have agreed to amend certain provisions of such Loan Documents, in each case on the terms and conditions set forth herein; and
WHEREAS, Fifth Third Bank (the “New Lender”) desires to join the Credit Agreement as a Lender thereunder.
NOW THEREFORE, it is hereby agreed as follows:

1.	Definitions. All capitalized terms used in this Amendment and not otherwise defined shall have the same meanings herein as in the Credit Agreement.

2.	Lender Joinder to Credit Agreement. Subject to the satisfaction of the conditions precedent specified in Section 7 below, the New Lender:

(a)	becomes a party to the Credit Agreement as a Lender thereunder with the same force and effect as if originally named as a Lender therein;

(b)	is bound by all agreements and obligations, and has all of the rights and benefits, of a Lender under the Credit Agreement and the other Loan Documents to which the Lenders are party, in each case,

with the same force and effect as if the New Lender was a signatory to the Credit Agreement and such other Loan Documents and was expressly named as a Lender therein;

(c)	agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender;

(d)	acknowledges and agrees that its Commitment shall be the amount specified for the New Lender set forth on Schedule I to the Credit Agreement (as amended hereby);

(e)
agrees that it will, independently and without reliance upon any Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement;

(f)
appoints and authorizes each Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated to such Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto;

(g)	confirms it has received such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment;

(h)	specifies as its Domestic Lending Office and Eurodollar Lending Office (and address for notices), the offices set forth beneath its name on its signature page hereof; and

(i)
acknowledges that it has received and reviewed a copy of the Credit Agreement and each of the other Loan Documents and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment.

3.	Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

(a)
Composite Credit Agreement. By deleting the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and by adding the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as reflected in the modifications identified in the document annexed hereto as Annex A attached to this Amendment.

(b)
Amendments to Exhibits. By amending and restating Exhibit F (Form of Borrowing Base Certificate) to the Credit Agreement in its entirety to read as set forth in the Exhibit F annexed hereto as Annex B attached to this Amendment.

(c)
Amendments to Schedules. By amending and restating each Schedule to the Credit Agreement (other than Schedule III (Existing Letters of Credit) thereto) in its entirety to read as set forth in the corresponding Schedule annexed hereto as Annex C attached to this Amendment.

4.	Amendments to Security Agreement. The Security Agreement is hereby amended as follows:

(a)
First Amendment Effective Date. By (i) replacing each reference to the term “date hereof” set forth in clauses (3), (4) and (6) of the preliminary statements thereof, and in Sections 4(b), 8(a), 8(d), 8(j)(iii) and 16 thereof, with the term “First Amendment Effective Date”, and (ii) replacing each reference to the term “Effective Date” set forth in Sections 8(c) and 8(l) thereof with the term “First Amendment Effective Date”.

(b)
Correction of Certain Section References. By (i) amending Section 8(f) thereof by deleting therefrom the phrase “Section 14” and substituting the phrase “Section 15” in its stead, (ii) amending Section 8(k) thereof by deleting therefrom the phrase “Section 15” and substituting the phrase “Section 16” in its stead, (iii) amending Section 14(b)(iii) thereof by deleting therefrom the phrase “Section 13(a)(ii)” and substituting the phrase “Section 14(a)(ii)” in its stead, (iv) amending Section 22(b) thereof by deleting therefrom the phrase “Section 22” and substituting the phrase “Section 23” in its stead, and (v) amending Section 30(e) thereof by deleting therefrom the phrase “Section 26” and substituting the phrase “Section 27” in its stead.

(c)	Amendments to Schedules. By amending and restating each Schedule thereto in its entirety to read as set forth in the corresponding Schedule annexed hereto as Annex D attached to this Amendment.

5.
Ratification of Loan Documents. Except as otherwise expressly provided herein, all terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles (regardless of whether enforcement is sought in law or equity). The Loan Parties hereby ratify, confirm, and reaffirm (i) all Loan Documents as amended hereby, and (ii) that all representations and warranties of the Loan Parties contained in the Credit Agreement or any other Loan Document are true and correct in all material respects (except in the case of any representation or warranty qualified or modified by materiality, which are true and correct in all respects as so qualified or modified) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (or in all respects, as applicable) as of such earlier date. Without limiting the foregoing, each of the Loan Parties hereby acknowledges, confirms and agrees that any and all Collateral previously pledged to the Collateral Agent, for the benefit of the Secured Parties, pursuant thereto (except with respect to any assets of the Loan Parties as to which the Lien in favor of the Collateral Agent was released prior to the date hereof), shall continue to secure all Obligations of the Loan Parties at any time and from time to time outstanding under the Credit Agreement and the other Loan Documents, as such Obligations have been, and may hereafter be, amended, restated, supplemented, increased or otherwise modified from time to time. The Loan Parties hereby represent and warrant that giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

6.
Commitments of Lenders. Each Lender hereby acknowledges and agrees that upon satisfaction of the conditions precedent specified in Section 7 below, such Lender’s Commitment shall be the amount specified for the New Lender set forth on Schedule I to the Credit Agreement (as amended hereby). The Administrative Agent and each Lender acknowledge and agree that from and after the First Amendment Effective Date, all payments under the Credit Agreement and the other Loan Documents in respect of the Commitments (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) shall be made in accordance with such Commitments as set forth on Schedule I to the Credit Agreement (as amended hereby).

7.
Conditions to Effectiveness. This Amendment shall not be effective until each of the following conditions precedent has been fulfilled (or concurrently fulfilled with the effectiveness of this Amendment) to the reasonable satisfaction of the Administrative Agent:

(a)
The Administrative Agent shall have received on or before the First Amendment Effective Date the following, each dated such day (unless otherwise specified), in form and substance reasonably satisfactory to the Administrative Agent (unless otherwise specified):

(i)	executed counterparts of this Amendment sufficient in number for distribution to the Agents, each Lender and the Borrower;

(ii)	that certain Fee Letter, duly executed on the First Amendment Effective Date by the Loan Parties, the Lead Arranger and the Agents;

(iii)	[reserved];

(iv)
Lien search results reflecting that proper financing statements under the Uniform Commercial Code have been filed in all jurisdictions that the Administrative Agent may deem necessary in the reasonable opinion of the Administrative Agent, in order to perfect and protect the liens and security interests created under the Security Agreement and that no Liens other than Permitted Liens exist on any Collateral;

(v)	Evidence of the insurance required by the terms of the Security Agreement;

(vi)	Certified copies of the resolutions of the board of directors of each Loan Party approving each Loan Document to which it is or is to be a party;

(vii)
A copy of a certificate of the Secretary of State of the jurisdiction of incorporation or formation of each Loan Party, dated reasonably near the First Amendment Effective Date certifying (A) as to a true and correct copy of the charter of such Loan Party and each amendment thereto on file in such Secretary’s office and (B) that (1) such amendments are the only amendments to such Loan Party’s charter on file in such Secretary’s office, (2) (to the extent customary for such jurisdiction’s Secretary of State’s certificate) such Loan Party has paid all franchise taxes to the date of such certificate and (3) such Loan Party is duly incorporated and in good standing or presently subsisting under the laws of the State of the jurisdiction of its incorporation or formation;

(viii)
A certificate of the Secretary or an Assistant Secretary of each Loan Party certifying as to (A) the absence of any amendments to the charter of such Loan Party since the date of the Secretary of State’s certificate referred to in clause (v) above, (B) a true and correct copy of the bylaws or operating agreement of such Loan Party as in effect on the date on which the resolutions referred to in clause (iv) above were adopted and on the First Amendment Effective Date, (C) the due incorporation and good standing or valid existence of such Loan Party as a corporation or limited liability company organized under the laws of the jurisdiction of its incorporation or formation and (D) the names and true signatures of the officers of such Loan Party authorized to sign each Loan Document to which it is or is to be a party and the other documents to be delivered hereunder and thereunder;

(ix)
A certificate, in substantially the form of Exhibit E to the Credit Agreement, attesting to the Solvency of the Loan Parties, taken as a whole, before and after giving effect to the First Amendment Effective Date; and

(x)
A favorable opinion of Kirkland & Ellis LLP, counsel for the Loan Parties, in form and substance reasonably satisfactory to the Collateral Agent and of Vorys, Sater, Seymour and Pease LLP, special local counsel for Express GC, LLC, in form and substance reasonably satisfactory to the Collateral Agent.

(b)
All representations and warranties of the Loan Parties contained in the Credit Agreement or any other Loan Document shall be true and correct in all material respects (except in the case of any representation or warranty qualified or modified by materiality, which shall be true and correct in all respects as so qualified or modified) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or in all respects, as applicable) as of such earlier date.

(c)	After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

(d)
The Administrative Agent shall have received all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the Patriot Act.

(e)
Substantially concurrently with the effectiveness of this Amendment, the Borrower shall have paid or made arrangements to pay all fees of the Agents, the Lead Arranger and the Lender Parties required under the Fee Letter.

(f)
The Agents shall have been reimbursed by the Loan Parties for all reasonable and documented costs and expenses of the Agents (including, without limitation, reasonable attorneys’ fees) in connection with the preparation, negotiation, execution, and delivery of this Amendment and related documents.

The Loan Parties hereby acknowledge and agree that the Administrative Agent may charge the Loan Account to pay such costs and expenses.

(g)	The Agents shall have received such other documents, instruments and agreements as the Agents have reasonably requested in writing to the Loan Parties prior to the date hereof.

8.	Miscellaneous.

(a)
This Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

(b)
This Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

(c)
Any determination that any provision of this Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provisions of this Amendment.

(d)	THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have hereunto caused this Amendment to be executed and their seals to be hereto affixed as of the date first above written.

EXPRESS, LLC, as Borrower

By:	/s/ Periclis Pericleous

Name:	Periclis Pericleous

Title:	Senior Vice President, Chief Financial Officer and Treasurer

EXPRESS HOLDING, LLC, as Parent and a Guarantor

By:	/s/ Periclis Pericleous

Name:	Periclis Pericleous

Title:	Senior Vice President, Chief Financial Officer and Treasurer

EXPRESS GC, LLC, as a Guarantor

By:	/s/ Periclis Pericleous

Name:	Periclis Pericleous

Title:	Senior Vice President, Chief Financial Officer and Treasurer

EXPRESS FINANCE CORP., as a Guarantor

By:	/s/ Periclis Pericleous

Name:	Periclis Pericleous

Title:	Senior Vice President, Chief Financial Officer and Treasurer

EXPRESS FASHION LOGISTICS, LLC

By:	/s/ Periclis Pericleous

Name:	Periclis Pericleous

Title:	Senior Vice President, Chief Financial Officer and Treasurer

EXPRESS FASHION OPERATIONS, LLC

By:	/s/ Periclis Pericleous

Name:	Periclis Pericleous

Title:	Senior Vice President, Chief Financial Officer and Treasurer

Signature Page to First Amendment to Second Amended and Restated $250,000,000
Asset-Based Loan Credit Agreement and First Amendment to Amended and Restated Security Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Collateral Agent, Issuing Bank, Swing Line Bank, and a Lender

By:     /s/ Jennifer Cann
Name:     Jennifer Cann
Title:     Managing Director

Signature Page to First Amendment to Second Amended and Restated $250,000,000
Asset-Based Loan Credit Agreement and First Amendment to Amended and Restated Security Agreement

U.S. BANK NATIONAL ASSOCIATION, as Syndication Agent and as a Lender

By:     /s/ Thomas P Chidester
Name:     Thomas P Chidester
Title:     Vice President

Signature Page to First Amendment to Second Amended and Restated $250,000,000
Asset-Based Loan Credit Agreement and First Amendment to Amended and Restated Security Agreement

BANK OF AMERICA, N. A., as a Lender

By:     /s/ Brian Lindblom
Name:     Brian Lindblom
Title:     Senior Vice President

Signature Page to First Amendment to Second Amended and Restated $250,000,000
Asset-Based Loan Credit Agreement and First Amendment to Amended and Restated Security Agreement

FIFTH THIRD BANK, as a Lender

By:     /s/ Mark Pienkos
Name:     Mark Pienkos
Title:     Managing Director

Domestic Lending Office:

______________________________
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Eurodollar Lending Office:

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Signature Page to First Amendment to Second Amended and Restated $250,000,000
Asset-Based Loan Credit Agreement and First Amendment to Amended and Restated Security Agreement